China Energy Corporation

Company Presentation

March 2010

Important Notice

- This presentation does not constitute an offer to sell or issue or the solicitation of an offer to buy or acquire securities of China Energy Corporation ("CEC" or the "Company") in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever..

- This presentation contains statements that constitute forward-looking statements. These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to the consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," "intends," or words of similar meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions. The Company has no obligation and does not undertake to revise forward-looking statements to reflect future events or circumstances.

Agenda

I. Company Overview

II. Investment Highlights

III. Improving Financial Performance

IV. Conclusion

I. Company Overview

Business Overview

Coal Group

Coal Mining
- Estimated production for 2010 is 800,000 tons, more than 2008 and 2009 combined
- Remaining reserve life of about 10 years

Coal Trading
- Sales volume for FY09 is 296,900 tons
- Beneficially located with resource advantages
- Customer base covers Inner Mongolia, Yangtze River Delta, and Pearl River Delta

Heat Power

Thermo-Electricity
- Annual thermoelectricity capacity is 144,000 Megawatts
- Low cost & guaranteed coal supply

Heating
- Recycle hot water from power generation plants
- Covers an area over 2 million m^2, and continues to expand

Sales Breakdown

(USD)


2009
$41mm
9,748,301
23%
31,966,702
77%
2008
$20mm
7,008,528
35%
12,875,569
65%
Coal Group
Heat Power

History and Key Milestones

30 Key Coal Enterprises in Inner Mongolia in 2005

Listed on OTC Bulletin Board in Nov. 2004

	Coal Group	Heat Power	
Q3'09	Full production resumed	Recycle commenced	**Q3'06**
Q2'06	Infrastructure improvements commenced	Thermoelectricity plant was put into operation	**Q3'06**
Q3'00	Mr. Ding found Coal Group	Thermoelectricity plant was completed	**Q4'05**
Q2'99	Acquired Laiyegou Coal Mine	Mr. Ding found Heat Power	**Q3'03**

II. Investment Highlights

Investment Highlights

1. Large Industry Supported by Strong Demand for Coal
2. Advantageous Location in Inner Mongolia
3. Superior Mining Condition and Coal Quality
4. Robust Production Volume Growth
5. Sustainable Development Model
6. Experienced Management Team with Key Local Contacts
7. Improving Financial Performance

Large Industry Supported by Strong Demand for Coal

A large and growing industry with strong customer base

China's Increasing Demand for Coal


(million ton)
6.5% CAGR'04-'08
3000
2500
2000
1500
1000
500
0
1,996
2,180
2,300
2,455
2,567
2004
2005
2006
2007
2008

China's Coal Consumption/Total Energy Consumption, %


80%
70%
60%
50%
40%
30%
20%
10%
0%
76%
77%
77%
77%
69%
2004
2005
2006
2007
2008

China's Increasing Coal Import


(million ton)
2009 126.0
2008 45.6
2007 51.0
2006 38.1
2005 26.2
2004 18.6
2003 11.1
2002 11.3
2001 2.7
2000 2.2
1999 1.7
1998 1.6
0
15
30
45
60
75
90
105
120
135

Source: U.S.EIA

Diversified Application and Fragmented Industry

2009 Primary Energy Consumption


3%
10%
18%
69%
Coal
Oil
Natural Gas
Others

2007 Coal Consumption Breakdown


28%
6%
16%
50%
Power
Iron & Steel
Heating
Others

Highly Fragmented Industry


4-Firm Concentration Ratio
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
20%
70%
64%
71%
90%
China
USA
South Africa
Australia
India

Source: cpc.people.com.cn

Advantageous Location in Inner Mongolia

Inner Mongolia became China's Largest Coal Producer in 2009

Safest Coal Production



2009 Deaths Per Million
Tons of Coal Production
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Yunnan
Gansu
Fujian
Henan
Hebei
Shanxi
Shannxi
Inner Mongolia
Coal Production (mm ton)
0
100
200
300
400
500
600
700

Increasing Coal Production in Inner Mongolia



(million ton)
2010E
700
2009
637
2008
457
2007
350
2006
301
2005
300
2004
202
2003
150
2002
115
2001
82
2000
66
0
100
200
300
400
500
600
700
800

Source: Inner Mongolia Coal Web

Superior Mining Condition and Coal Quality



- *Shallow coal mine*
- *Low level of coal mine gas*
- *Safe and easy to extract*

Safe and Low Cost Mining Operation



- *Long-wall method*
- *Recovery rate is up to 80%*
- *National average recovery rate is 30%*

Advanced and Efficient Mining Method



- *6,800 to 7,000 Kilo Calories per metric ton*
- *Well-accepted standard for high heating value coal is 6500 Kilo Calories per metric ton in China*

High Level of Heating Capacity

Robust Production Volume Growth

Annual Coal Production



(Ton)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
459,000
264,000
454,000
800,000
2007
2008
2009
2010E

- Mining method changed from room pillar to Long wall in 2009; recovery rate increased to 80% from 35%
- Production levels dropped in 2008 due to mine expansion and improvement process and due to a two-month mandatory shut down during the summer Olympics
- The full operations of the Laiyegou coal mine commenced in Q309. Coal production in Q409 is 295,000 tons
- Estimated annual production volume for FY10 is 800,000 tons

Sustainable Development Model


Supply Regions
Demand Regions
Self-Supply Regions

Source: 11TH Five –Year Coal Industry Development

Mining Rights

Coal Group has leased the land surrounding the mine and the mine itself for a period of 50 years and mining rights for coal extraction till the depletion of the coal mine

License and Monopoly

The only licensed heat supplier in Xuejiawan district in Ordos City, Inner Mongolia

Improving Transportation Infrastructure

New roads had been built in Q309 reaching our coal mine, improving transportation condition

New railway planned by government facilitating coal transportation from Inner Mongolia to the port of Caofeidian

Profitable Acquisition Opportunities

- **Inner Mongolia contains the country's largest verified coal reserves of 700 billion tonnes. There are many mid sized coal mines to be sold by current owners.**
- **Our ideal acquisition target is mid sized coal mine with reserve of 6~ 8m tonnes, and annual output of 600k tonnes. Such a coal mine can greatly improve our financial and operational results:**

	2010	**2011**	**2012**	**2013**	**2014**	**2015**
Annual Production Volume ('000 tons)	600	600	600	600	600	600
Selling price ($/ton)	44	46	48	50	53	56
Revenue ('000 $)	26,166	27,474	28,848	30,288	31,800	33,390
Net margin	40%	40%	40%	40%	40%	40%
Net income ('000 $)	10,466	10,990	11,539	12,115	12,720	13,356
% of equity interest	51%	51%	51%	51%	51%	51%
Profit attributed to the CEC ('000 $)	**5,338**	**5,605**	**5,885**	**6,179**	**6,487**	**6,812**
Accumulated income ('000 $)	5,338	10,943	16,828	23,007	29,494	36,306
Total investment ('000 $)	**29,884**					
Payback period	**5**					

Note: Indicative analysis only, not actual estimates based on one specific target

Experienced Management Team with Key Local Contacts



Wenxiang Ding
Chairman & CEO

- Over 20 years of industry experience
- Found Coal Group and Heat Power in 2000 and 2003 respectively
- Prior to founding Coal Group, Mr. Ding served as chief accountant and Party Committee Secretary in Inner Mongolia Coal Mine of the General Political Department of PLA



Alex Gong
CFO

- Over 10 years of extensive experience in financial management
- Mr. Gong joined the company in Dec. 2009. Previously worked as a partner of a financial advisory firm. Also worked with the research department of Morgan Stanley Asia
- Mr. Gong has a master's degree in business administration



Fu Xu
Controller

- Over 20 years of extensive experience in financial management
- Prior to joining us, Mr. Xu served as CFO in Inner Mongolia Xishimu Textile Co., Ltd.
- Mr. Xu has received a Bachelor's Degree in economy.

III. Improving Financial Performance

Improving Financial Performance

Net Revenue



'000 USD
50,000
40,000
30,000
20,000
10,000
-
20,282
19,884
41,715
2007
2008
2009

Gross Profit



'000 USD
15,000
12,000
9,000
6,000
3,000
-
7,337
5,931
12,357
2007
2008
2009

Income from Operations



'000 USD
8,000
6,000
4,000
2,000
-
4,721
3,264
6,893
2007
2008
2009

Net Income



'000 USD
6,000
5,000
4,000
3,000
2,000
1,000
-
2,924
3,959
5,106
2007
2008
2009

Improving Financial Performance (Cont'd)

Sales Breakdown



'000 USD
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
14,626
5,656
12,876
7,009
31,967
9,748
2007
2008
2009
Coal Group
Heat Power

Gross Margin



'000 USD
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
40%
35%
30%
25%
20%
15%
10%
5%
0%
7,337
5,931
12,357
2007
2008
2009
Gross profit
Gross Margin

Strong Balance Sheet

Fiscal year ends on November 30

(USD)	2009	2008	2007
Cash and cash equivalents	$5,073,645	$456,802	$1,489,762
Accounts receivables, net of allowance for doubtful accounts of $120,853 and $102,401, respectively	4,600,667	3,006,456	3,602,649
Inventories	5,574,465	500,154	152,133
Total current assets	25,207,679	11,047,496	7,741,268
Net fixed assets	47,326,294	43,597,133	33,719,850
TOTAL ASSETS	**$86,610,912**	**$63,747,209**	**$55,902,176**
Short term bank loans	12,012,012	5,558,888	9,469,825
Accounts payable	11,489,568	9,389,617	6,745,522
Advance from customers	12,125,187	3,350,659	2,426,135
Shareholder loans	9,972,279	10,718,163	8,877,015
Total current liabilities	47,135,244	30,855,304	30,349,857
Total liabilities	53,359,277	35,645,352	33,957,643
Total stockholders' equity	33,251,635	28,101,857	21,944,533
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**86,610,912**	**63,747,209**	**55,902,176**

IV. Conclusion

Investment Highlights

1. Large Industry Supported by Strong Demand for Coal
2. Advantageous Location in Inner Mongolia
3. Superior Mining Condition and Coal Quality
4. Robust Production Volume Growth
5. Sustainable Development Model
6. Experienced Management Team with Key Local Contacts
7. Improving Financial Performance